SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                PERSPECTIVE ADVANTAGE FIXED AND VARIABLE ANNUITY
                       JACKSON NATIONAL SEPARATE ACCOUNT V



The following is added to the cover page of the prospectus:

         Expenses for a contract with a contract enhancement may be higher than expenses for a contract without a contract enhancement. The amount of the contract enhancement may be more than offset by any additional fees and/or charges associated with the contract enhancement.

The following is added to the "Purchases" and "Contract Enhancements" sections:

         Contract charges are deducted from the total value of your contract. Therefore, your contract incurs expenses on the total contract value, which includes the contract enhancements. You will not receive any contract enhancement applied to your contract within the prior twelve months under the circumstances set forth in the prospectus on page 13 under "Contract Enhancements." Since charges will have been assessed against the higher amount (premium plus contract enhancement), it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the contract enhancement. We expect to profit from certain charges assessed under the contract (i.e., the withdrawal charge and the mortality and expense risk charge) associated with the contract enhancement.

This Supplement is dated July 13, 2000